UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                   Date of Report:  May 4, 2004
          (Date of Earliest Event Reported:  May 4, 2004)




                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)



 Registrant's telephone number, including area code (713) 420-2600




Item 9.    Regulation FD Disclosure
           -----------------------

           Attached is the slide presentation delivered by D. Dwight Scott, our Executive Vice President and Chief Financial Officer, at the Offshore Technology Conference in Houston, Texas, on May 4, 2004. The attached Exhibit 99.A is not filed, but is furnished to comply with Regulation FD. The informtion disclosed in this Item 9 Current Report on Form 8-K is not considered to be "filed" for purposes of
Section 18 of the Securities and Exchange Act of 1934 and is not subject to the liabilities of that section.

          (a)  Exhibits.

                Exhibit
                 Number    Description
                -------    -----------
                  99.A     Slide Presentation by D. Dwight Scott on
                           May 4, 2004.



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By: /s/Jeffrey I. Beason
                                  --------------------
                                   Jeffrey I. Beason
                                 Senior Vice President
                                     and Controller
                             (Principal Accounting Officer)

Dated:  May 4, 2004

                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      -----------
      99.A        Slide Presentation by D. Dwight Scott on
                  May 4, 2004.